                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                 ____________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 24, 2000.



                               Capital One Bank
                 --------------------------------------------
                 (Originator of the Capital One Master Trust)
                               on behalf of the
                           Capital One Master Trust
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

               Virginia                       0-23750                      54-1719855
   -------------------------------    -----------------------            ----------------------------
   (State or Other Jurisdiction of    (Commission File Number)           (IRS Employer Identification
            Incorporation)                                                Number)

              11013 West Broad Street
               Glenn Allen, Virginia                                                   23060
        ---------------------------------------                                     ----------
        (Address of Principal Executive Office)                                     (Zip Code)

Registrant's telephone number, including area code (804) 967-1000


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Not Applicable.

Item 2.    Not Applicable.

Item 3.    Not Applicable.

Item 4.    Not Applicable.

Item 5.    On August 24, 2000 the Capital One Master Trust issued its Class A
            Floating Rate Asset Backed Certificates, Series 2000-3 and its Class B Floating Rate Asset Backed Certificates, Series 2000-3.

Item 6.    Not Applicable.

Item 7.    Exhibits.

           The following is filed as an Exhibit to this Report under Exhibit
           4.1.

     Exhibit 4.1  Series 2000-3 Supplement dated August 24, 2000.

Item 8.    Not Applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Capital One Bank on behalf of the Capital One Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CAPITAL ONE MASTER TRUST
                                         By: CAPITAL ONE BANK



                                         By: /s/ Thomas A. Feil
                                             ---------------------------------
                                         Name:   Thomas A. Feil
                                         Title:  Director of Securitization

                                 EXHIBIT INDEX


Exhibit                          Description
-------                          -----------

4.1             Series 2000-3 Supplement dated August 24, 2000

                                       4